UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue

Port Washington, New York 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01.Results of Operations and Financial Condition, and Regulation FD.

 On February 23, 2017, Cedar Realty Trust, Inc. issued a press release announcing its comparative financial results as well as certain supplemental financial information for the three months ended December 31, 2016. The press release and the supplemental financial information are furnished as Exhibit 99.1 and are incorporated herein by reference.

The information in this Current Report on Form 8-K is furnished under Item 2.02 – “Results of Operations and Financial Condition” and Item 7.01 – “Regulation FD Disclosure”. This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act except as expressly set forth by specific reference in any such filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

99.1	Cedar Realty Trust, Inc. Supplemental Financial Information at December 31, 2016 (including press release dated February 23, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR REALTY TRUST, INC.

/s/ PHILIP R. MAYS

Philip R. Mays

EVP, Chief Financial Officer and Treasurer

(Principal financial officer)

Dated: February 23, 2017